UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 28, 2025
Date of Report (Date of earliest event reported)

Sempra
(Exact name of registrant as specified in its charter)

California	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th Avenue, San Diego, California 92101	(619) 696-2000
(Address of principal executive offices) (Zip Code)	(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Common Stock, without par value	SRE	New York Stock Exchange

Sempra 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 28, 2025, the Board of Directors of Sempra determined to move forward with a process to sell (i) Ecogas México, S. de R.L. de C.V. (“Ecogas”), a natural gas regulated distribution utility in Mexico owned by Sempra Infrastructure Partners (“SI”), and (ii) a portion of Sempra’s 70% interest in SI equal to between 15% and 30% of SI’s total outstanding interests (the “Minority Interest Sale”). SI and its operating subsidiaries generally make up one of Sempra’s reportable segments named Sempra Infrastructure, which owns all of Sempra’s energy infrastructure assets that are not U.S. utilities, including its liquefied natural gas assets and related infrastructure in the U.S. and Mexico.

On March 28, 2025, Sempra’s wholly owned subsidiary that holds its interest in SI (“Sempra Partner”) issued a notice to SI’s minority partners, affiliates of Kohlberg Kravis Roberts & Co. L.P. (“KKR”) and Abu Dhabi Investment Authority (“ADIA”), of Sempra Partner’s intent to pursue the Minority Interest Sale (such notice, the “Sale Notice”).

Under SI’s agreement of limited partnership (“LPA”), KKR and ADIA have certain rights of first offer for Sempra Partner’s sale of its interests in SI to certain non-affiliates of Sempra Partner. KKR has 30 business days after the Sale Notice is given to notify Sempra Partner of its offer to purchase the interests included in the Sale Notice. If KKR does not exercise this right, then ADIA will have 10 business days thereafter to make an offer to purchase such interests. If either KKR or ADIA offers to purchase the interests included in the Sale Notice, then Sempra Partner will have 30 business days thereafter to notify KKR or ADIA, as applicable, of its interest in negotiating a definitive sale agreement. If neither KKR nor ADIA exercises its rights of first offer or a proposed transaction is not timely consummated under the terms of the LPA, then Sempra Partner will have the right to pursue the Minority Interest Sale with third parties.

The sale of Ecogas and the Minority Interest Sale are expected to be completed over the next 12-18 months, subject to reaching agreement on acceptable pricing and other terms, securing required regulatory and other approvals, finalizing definitive contracts and other factors and considerations.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions about the future, involve risks and uncertainties, and are not guarantees. Future results may differ materially from those expressed or implied in any forward-looking statement. These forward-looking statements represent our estimates and assumptions only as of the date of this report. We assume no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise.

In this report, forward-looking statements can be identified by words such as “believe,” “expect,” “intend,” “anticipate,” “contemplate,” “plan,” “estimate,” “project,” “forecast,” “envision,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “in process,” “construct,” “develop,” “opportunity,” “preliminary,” “initiative,” “target,” “outlook,” “optimistic,” “poised,” “positioned,” “maintain,” “continue,” “progress,” “advance,” “goal,” “aim,” “commit,” or similar expressions, or when we discuss our guidance, priorities, strategies, goals, vision, mission, projections, intentions or expectations.

Factors, among others, that could cause actual results and events to differ materially from those expressed or implied in any forward-looking statement include: California wildfires, including potential liability for damages regardless of fault and any inability to recover all or a substantial portion of costs from insurance, the wildfire fund established by California Assembly Bill 1054, rates from customers or a combination thereof; decisions, denials of cost recovery, audits, investigations, inquiries, ordered studies, regulations, denials or revocations of permits, consents, approvals or other authorizations, renewals of franchises, and other actions, including the failure to honor contracts and commitments, by the (i) California Public Utilities Commission (CPUC), Comisión Reguladora de Energía, U.S. Department of Energy, U.S. Federal Energy Regulatory Commission, U.S. Internal Revenue Service, Public Utility Commission of Texas and other regulatory bodies and (ii) U.S., Mexico and states, counties, cities and other jurisdictions therein and in other countries where we do business; the success of business development efforts, construction projects, acquisitions, divestitures, and other significant transactions, including risks related to (i) being able to make a final investment decision, (ii) completing construction projects or other transactions on schedule and budget, (iii) realizing anticipated benefits from any of these efforts if completed, (iv) obtaining third-party consents and approvals and (v) third parties honoring their contracts and commitments; changes to our capital expenditure plans and their potential impact on rate base or other growth; litigation, arbitration, property disputes and other proceedings, and changes (i) to laws and regulations, including those related to tax and the energy industry in Mexico, (ii) due to the results of elections, and (iii) in trade and other foreign policy, including the imposition of tariffs by the U.S. and foreign countries; cybersecurity threats, including by state and state-sponsored actors, of ransomware or other attacks on our systems or the systems of third parties with which we conduct business, including the energy grid or other energy infrastructure; the availability, uses, sufficiency, and cost of capital resources and our ability to borrow money or otherwise raise capital on favorable terms and meet our obligations, which can be affected by, among other things, (i) actions by credit rating agencies to downgrade our credit ratings or place those ratings on negative outlook, (ii) instability in the capital markets, and (iii) fluctuating interest rates and inflation; the impact on affordability of San Diego Gas & Electric Company’s (SDG&E) and Southern California Gas Company’s (SoCalGas) customer rates and their cost of capital and on SDG&E’s, SoCalGas’ and Sempra Infrastructure’s ability to pass through higher costs to customers due to (i) volatility in inflation, interest rates and commodity prices, (ii) with respect to SDG&E’s and SoCalGas’ businesses, the cost of meeting the demand for lower carbon and reliable energy in California, and (iii) with respect to Sempra Infrastructure’s business, volatility in foreign currency exchange rates; the impact of climate policies, laws, rules, regulations, trends and required disclosures, including actions to reduce or eliminate reliance on natural gas, increased uncertainty in the political or regulatory environment for California natural gas distribution companies, the risk of nonrecovery for stranded assets, and uncertainty related to emerging technologies; weather, natural disasters, pandemics, accidents, equipment failures, explosions, terrorism, information system outages or other events, such as work stoppages, that disrupt our operations, damage our facilities or systems, cause the release of harmful materials or fires or subject us to liability for damages, fines and penalties, some of which may not be recoverable through regulatory mechanisms or insurance or may impact our ability to obtain satisfactory levels of affordable insurance; the availability of electric power, natural gas and natural gas storage capacity, including disruptions caused by failures in the transmission grid or pipeline and storage systems or limitations on the injection and withdrawal of natural gas from storage facilities; Oncor Electric Delivery Company LLC’s (Oncor) ability to reduce or eliminate its quarterly dividends due to regulatory and governance requirements and commitments, including by actions of Oncor’s independent directors or a minority member director; and other uncertainties, some of which are difficult to predict and beyond our control.

These risks and uncertainties are further discussed in the reports that Sempra has filed with the U.S. Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC's website, www.sec.gov, and on Sempra’s website, www.sempra.com. Investors should not rely unduly on any forward-looking statements.

Sempra Infrastructure, Sempra Infrastructure Partners, Sempra Texas, Sempra Texas Utilities, Oncor and Infraestructura Energética Nova, S.A.P.I. de C.V. (IEnova) are not the same companies as the California utilities, SDG&E or SoCalGas, and Sempra Infrastructure, Sempra Infrastructure Partners, Sempra Texas, Sempra Texas Utilities, Oncor and IEnova are not regulated by the CPUC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA,
(Registrant)

Date: March 31, 2025	By: /s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer